KEMPER VARIABLE SERIES:

                       Kemper Aggressive Growth Portfolio
                           Kemper Blue Chip Portfolio
                        Kemper Contrarian Value Portfolio
                        Kemper Global Blue Chip Portfolio
                             Kemper Growth Portfolio
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                           Kemper Index 500 Portfolio
                Kemper International Growth and Income Portfolio
                   Kemper-Dreman High Return Equity Portfolio
                         Kemper Global Income Portfolio
                     Kemper Government Securities Portfolio
                           Kemper High Yield Portfolio
                     Kemper Investment Grade Bond Portfolio
                         Kemper International Portfolio
                        Kemper Small Cap Growth Portfolio
                       Kemper Technology Growth Portfolio
                          Kemper Total Return Portfolio
                         Kemper Value + Growth Portfolio
                   Kemper-Dreman Financial Services Portfolio
                          Kemper Money Market Portfolio
                        Kemper Small Cap Value Portfolio
                     KVS Focused Large Cap Growth Portfolio
                         KVS Growth and Income Portfolio
                       KVS Growth Opportunities Portfolio
                Supplement to Statement of Additional Information
                                Dated May 1, 1999
                           As revised October 29, 1999


The above-listed Portfolios' non-fundamental investments restrictions have been amended by a vote of the Board of Trustees for each Portfolio. The following amended and restated non-fundamental policies restate in their entirety the non-fundamental policies in the section entitled "Investment Restrictions" in the currently effective Statement of Additional Information. In addition, any reference to these policies elsewhere in the Statement of Additional Information is hereby amended.

As a matter of non-fundamental policy, each Portfolio except Kemper Money Market Portfolio will not:

o Borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes; and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings.

o Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions.

o Purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

o Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

o Purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

o   Invest more than 15% of net assets in illiquid securities.

o For all Portfolios except Kemper Global Income Portfolio, Kemper Government Securities Portfolio, Kemper High Yield Portfolio and Kemper Investment Grade Bond Portfolio:

           enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

o For Global Blue Chip Portfolio only, lend portfolio securities in an amount greater than 5% of its total assets.

o   For all Portfolios except Kemper Global Blue Chip Portfolio:

           lend portfolio securities in an amount greater than one third of its total assets.

As a matter of non-fundamental policy, the Kemper Money Market Portfolio will not:

           o borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

           o   invest more than 10% of net assets in illiquid securities.

           o lend portfolio securities in an amount greater than one third of its total assets.




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